Working capital	12 Months Ended
Jun. 30, 2022
Summary Of Additional Information About Working Capital [Abstract]
Working capital
15. Working capital

Accounting policies
Inventories are stated at the lower of cost and net realisable value. Cost includes raw materials, direct labour and expenses, an appropriate proportion of production and other overheads, but not borrowing costs. Cost is calculated at the weighted average cost incurred in acquiring inventories. Maturing inventories and raw materials which are retained for more than one year are classified as current assets, as they are expected to be realised in the normal operating cycle.
Trade and other receivables are initially recognised at fair value less transaction costs and subsequently carried at amortised cost less any allowance for discounts and doubtful debts. Trade receivables arise from contracts with customers, and are recognised when performance obligations are satisfied, and the consideration due is unconditional as only the passage of time is required before the payment is received. Allowance losses are calculated by reviewing lifetime expected credit losses using historic and forward-looking data on credit risk.
Trade and other payables are initially recognised at fair value including transaction costs and subsequently carried at amortised costs. Contingent considerations recognised in business combinations are subsequently measured at fair value through income statement. The group evaluates supplier arrangements against a number of indicators to assess if the liability has the characteristics of a trade payable or should be classified as borrowings. This assessment considers the commercial purpose of the facility, whether payment terms are similar to customary payment terms, whether the group is legally discharged from its obligation towards suppliers before the end of the original payment term, and the group’s involvement in agreeing terms between banks and suppliers.
Provisions are liabilities of uncertain timing or amount. A provision is recognised if, as a result of a past event, the group has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are calculated on a discounted basis. The carrying amounts of provisions are reviewed at each balance sheet date and adjusted to reflect the current best estimate.
(a) Inventories

	2022 £ million	2021 £ million
Raw materials and consumables	489	348
Work in progress	86	60
Maturing inventories	5,229	4,668
Finished goods and goods for resale	1,290	969
	7,094	6,045

Maturing inventories include whisk(e)y, rum, tequila and Chinese white spirits. The following amounts of inventories are expected to be utilised after more than one year:

	2022 £ million	2021 £ million
Raw materials and consumables	15	17
Maturing inventories	3,713	3,296
	3,728	3,313

Inventories are disclosed net of provisions for obsolescence, an analysis of which is as follows:

	2022 £ million	2021 £ million	2020 £ million
Balance at beginning of the year	96	98	63
Exchange differences	6	(8)	—
Income statement charge	6	20	47
Utilised	(13)	(14)	(12)
Sale of businesses	(1)	—	—
	94	96	98
(b) Trade and other receivables

	2022		2021
	Current assets £ million	Non-current assets £ million	Current assets £ million	Non-current assets £ million
Trade receivables	2,155	—	1,817	—
Interest receivable	18	—	35	—
VAT recoverable and other prepaid taxes	290	15	216	18
Other receivables	158	13	148	18
Prepayments	290	9	150	—
Accrued income	22	—	19	—
	2,933	37	2,385	36

At 30 June 2022, approximately 29%, 15% and 9% of the group’s trade receivables of £2,155 million are due from counterparties based in the United States, United Kingdom and India, respectively. Accrued income primarily represents amounts receivable from customers in respect of performance obligations satisfied but not yet invoiced.
The aged analysis of trade receivables, net of expected credit loss allowance, is as follows:

	2022 £ million	2021 £ million
Not overdue	2,114	1,771
Overdue 1 – 30 days	19	15
Overdue 31 – 60 days	8	8
Overdue 61 – 90 days	5	6
Overdue 91 – 180 days	5	7
Overdue more than 180 days	4	10
	2,155	1,817

Trade and other receivables are disclosed net of expected credit loss allowance for doubtful debts, an analysis of which is as follows:

	2022 £ million	2021 £ million	2020 £ million
Balance at beginning of the year	112	160	113
Exchange differences	6	(13)	(3)
Income statement charge/(release)	21	(15)	55
Written off	(21)	(20)	(5)
	118	112	160
Management has considered the credit risk on trade and other receivables. At 30 June 2022, this resulted in a charge of £21 million for impairment provisions recognised in the income statement. At 30 June 2020, £29 million out of the charge of £55 million was related to the expected credit loss allowance due to the global financial uncertainty arising from the Covid-19 pandemic.
(c) Trade and other payables

	2022		2021
	Current liabilities £ million	Non-current liabilities £ million	Current liabilities £ million	Non-current liabilities £ million
Trade payables	2,705	—	2,014	—
Interest payable	143	—	124	—
Tax and social security excluding income tax	696	—	656	—
Other payables	600	380	606	338
Accruals	1,635	—	1,152	—
Deferred income	90	—	72	—
Dividend payable to non-controlling interests	18	—	24	—
	5,887	380	4,648	338

Interest payable at 30 June 2022 includes interest on non-derivative financial instruments of £141 million (2021 – £122 million). Accruals at 30 June 2022 include £613 million (2021 – £455 million) accrued discounts attributed to sales recognised. Deferred income represents amounts paid by customers in respect of performance obligations not yet satisfied. The amount of contract liabilities recognised as revenue in the current year is £72 million (2021 – £79 million). Non-current liabilities include net present value of contingent consideration in respect of prior acquisitions of £353 million (2021 – £320 million). For further information on contingent consideration, please refer to note 16 (g).
Together with the group’s partner banks, supply chain financing (SCF) facilities are provided to suppliers in certain countries. These arrangements enable suppliers to receive funding earlier than the invoice due date at their discretion and at their own cost. Payment terms continue to be agreed directly between the group and suppliers, independently from the availability of SCF facilities. Liabilities are settled in accordance with the original due date of invoices. The group does not incur any fees or receive any rebates where the suppliers choose to utilise these facilities. The group has determined that it is appropriate to present amounts outstanding subject to SCF arrangements as trade payables. Consistent with this classification, cash flows are presented either as operating cash flows or cash flows from investing activities, when related to the acquisition of non-current assets. At 30 June 2022, the amount that has been subject to SCF and accounted for as trade payables was £750 million (2021 – £465 million).
(d) Provisions

	Thalidomide £ million	Other £ million	Total £ million
At 30 June 2021	190	222	412
Exchange differences	—	18	18
Disposal of businesses	—	(6)	(6)
Provisions charged during the year	—	65	65
Provisions utilised during the year	(16)	(73)	(89)
Transfers from other payables	—	12	12
Unwinding of discounts	4	1	5
At 30 June 2022	178	239	417
Current liabilities	12	147	159
Non-current liabilities	166	92	258
	178	239	417

(i) Provisions have been established in respect of the discounted value of the group’s commitment to the UK and Australian Thalidomide Trusts. These provisions will be utilised over the period of the commitments up to 2037.
(ii) The largest item in other provisions at 30 June 2022 is £49 million (2021 – £45 million) in respect of employee deferred compensation plans which will be utilised when employees leave the group.